                                                      IFC INVESTMENT NUMBER 8354






                               FIRST AMENDMENT TO
                      SHARE RETENTION, NON-COMPETITION AND
                              PUT OPTION AGREEMENT


                                      AMONG

                                    DVI, INC.

                                MSF HOLDING LTD,

                          MEDICAL SYSTEMS FINANCE S.A.,

                                  ESTOLUR S.A.,

                        HEALTHCARE SYSTEMS FINANCE S.A.,

                           SISTEMAS FINANCIEROS S.A.,

                                       AND

                        INTERNATIONAL FINANCE CORPORATION





                         Dated as of September 29, 1998

                               FIRST AMENDMENT TO
                        SHARE RETENTION, NON-COMPETITION
                            AND PUT OPTION AGREEMENT


         FIRST AMENDMENT TO SHARE RETENTION, NON-COMPETITION and PUT OPTION AGREEMENT (this "Amendment"), dated as of September 29, 1998,

         among:

         DVI, INC., a corporation organized and existing under the laws of the State of Delaware;

         MSF HOLDING LTD, a sociedad anonima organized and existing under the laws of Commonwealth of the Bahamas ("MSF Holding");

         MEDICAL SYSTEMS FINANCE S.A., a sociedad anonima organized and existing under the laws of Uruguay, formerly known as Cadilur S.A. ("MSF");

         ESTOLUR S.A., a sociedad anonima organized and existing under the laws of Uruguay ("Estolur");

         HEALTHCARE SYSTEMS FINANCE S.A., a sociedad anonima organized and existing under the laws of Uruguay, formerly known as Natuler S.A. ("HSF");

         SISTEMAS FINANCIEROS S.A., a sociedad anonima organized and existing under the laws of Argentina ("MSF Argentina"); and

         INTERNATIONAL FINANCE CORPORATION, an international organization established by Articles of Agreement among its member countries ("IFC").

         WHEREAS:

         (A) Pursuant to an Investment Agreement dated April 27, 1998, as amended and restated as of September 29, 1998 (as amended from time to time, the "Investment Agreement"), among MSF Holding, MSF, Estolur, HSF (collectively, the "Original Co-Borrowers") and IFC, IFC has agreed to make a loan (the "Loan") to the Original Co-Borrowers, composed of two portions, the "A Loan" and the "B Loan," in the amounts, for the purpose and on the terms and conditions set forth therein.

         (B) The Investment Agreement is being amended and restated on the date hereof (i) to provide, among other things, for MSF Argentina to become, and undertake the obligations of, a Co-Borrower under the Investment Agreement and for IFC to make the Loan to MSF Argentina on same terms and conditions as the Loan is made to the Original Co-Borrowers and (ii) to specify a procedure for the designation as Co-Borrowers under the Investment Agreement of one or more Subsidiaries of the Co-Borrowers.

         (C) DVI, the Original Co-Borrowers and IFC have entered into a Share Retention, Non-Competition and Put Option Agreement dated April 27,1998 (the "Share Retention, Put Option and Non-Competition Agreement").

         (D) In consideration of IFC entering into the Amended and Restated Investment Agreement and as an inducement to IFC to make the first Disbursement of the Loan, DVI, the Original Co-Borrowers and MSF Argentina desire to amend the Share Retention, Non-Competition and Put Option Agreement to obligate MSF Holding to retain its present equity interest in MSF Argentina and to include MSF Argentina as a party to the Share Retention, Non-Competition and Put Option Agreement, as amended hereby.

         NOW, THEREFORE, the parties agree as follows:


                                    ARTICLE I

                           ACCESSION BY MSF ARGENTINA

         Section 1.1 By execution and delivery of this Amendment, MSF Argentina shall become a party to the Share Retention, Non-Competition and Put Option Agreement, as amended hereby, and agrees to perform and discharge all of its obligations, debts, and liabilities under the Share Retention, Non-Competition and Put Option Agreement, as amended hereby, whether now existing or hereafter arising, known or unknown, absolute or contingent.

                                   ARTICLE II

                                   AMENDMENTS

         Section 2.1. The preamble to the Share Retention, Non-Competition and Put Option Agreement is amended to read as follows:

                           AGREEMENT, dated April 27, 1998 and amended and
                  restated as of September 29, 1998 among DVI, Inc. ("DVI"), a corporation organized and existing under the laws of the State of Delaware, USA, MSF Holding Ltd., a company organized and existing under the laws of the Commonwealth of the Bahamas ("MSF Holding"), Medical Systems Finance S.A. ("MSF"), ESTOLUR S.A. ("Estolur"), HEALTHCARE SYSTEMS FINANCE S.A. ("HSF"), SISTEMAS FINANCIEROS S.A. ("MSF Argentina" and together with MSF Holding, MSF, Estolur and HSF, the "Co-Borrowers" and each individually a "Co-Borrower"), each of MSF, Estolur and HSF being companies organized and existing under the laws of Uruguay, and MSF Argentina being a company organized under the laws of Argentina, and INTERNATIONAL FINANCE CORPORATION, an international organization established by Articles of Agreement among its member countries (hereinafter called "IFC").

         Section 2.2 The first recital in the Share Retention, Non-Competition and Put Option Agreement is amended to read as follows:

                           (A) By an Investment Agreement dated April 27,1998
                  and amended and restated as of September 29, 1998 (as amended from time to time, the "Investment Agreement"), IFC has agreed to (i) extend a loan to the Co-Borrowers in the aggregate principal amount of up to forty million Dollars ($40,000,000) (the "Loan"), in the form of an A Loan of up to fifteen million Dollars ($15,000,000) and a B loan of up to twenty-five million Dollars ($25,000,000), and (ii) make the IFC Subscription, upon the terms and conditions set forth in the Investment Agreement.

         Section 2.3 Section 1.02 of the Share Retention, Non-Competition and Put Option Agreement is amended by deleting clauses (i) and (ii) of the definition of the term "Triggering Event" and replacing such clauses with the following:

                           (i) the failure or incapability of MSF Holding to maintain, on a consolidated basis, a diversified vendor lease portfolio, with no single vendor providing more than:

                                    (A)   fifty percent (50%) of the equipment
                                          financed pursuant to Eligible
                                          Leases/Loans in the MSF Portfolio from
                                          December 31, 2001 through December 31,
                                          2002; and

                                    (B)   forty percent (40%) of the equipment
                                          financed pursuant to Eligible
                                          Leases/Loans in the MSF Portfolio
                                          thereafter;

                           (ii) the failure or incapability of MSF Holding to maintain, on a consolidated basis, a Lease/Loan Loss Reserve of at least:

                                    (A)   one percent (1%) of Net Financed
                                          Assets during Fiscal Year 1999;

                                    (B)   one and one-half percent (1.5%) of Net
                                          Financed Assets during Fiscal Year
                                          2000; and

                                    (C)   two  percent  (2%)  of Net  Financed
                                          Assets  in  Fiscal  Year  2001  and
                                          thereafter;

         Section 2.4 Section 2.01(a) of the Share Retention, Non-Competition and Put Option Agreement is amended to read as follows:

                  (a) (i) in the case of DVI, it is a company duly incorporated and validly existing under the laws of the State of Delaware, USA, (ii) in the case of MSF Holding, it is a company duly incorporated and validly existing under the laws of the Commonwealth of the Bahamas, (iii) in the case of each of MSF, Estolur and HSF, it is a company duly incorporated and validly existing under the laws of Uruguay, and
                            (iv) in the case of MSF Argentina, it is a company duly incorporated and validly existing under the laws of Argentina;

         Section 2.5 Section 2.02(b) of the Share Retention, Non-Competition and Put Option Agreement is amended to read as follows:

                  (b) MSF Holding represents and warrants that it presently holds one hundred percent (100%) of the voting shares of each of MSF, HSF and Estolur, and ninety-nine percent (99%) of the voting shares of MSF Argentina, unencumbered by any Lien.

         Section 2.6 Sections 3.02(a) and (b) of the Share Retention, Non-Competition and Put Option Agreement are amended to read as follows:

                  (a) MSF Holding agrees not to sell, transfer, assign, redeem, pledge or otherwise in any manner dispose of or encumber, or permit any encumbrances or Liens to exist over, any of the voting shares of MSF, Estolur, HSF or MSF Argentina which it now owns or which it may acquire in the future if, as a result thereof, it would own less than one hundred percent (100%) of the voting share capital of each of MSF, Estolur and HSF and less than ninety-nine percent (99%) of the voting share capital of MSF Argentina, unencumbered by any pledge, Lien or security; and

                  (b) MSF Holding also agrees that it will from time to time take such action as shall be required on its part, including the exercise (to the extent permitted by law) of its preemptive rights under the respective Memorandum and Articles of Association, Estatutos or other relevant constitutive documents of each of MSF, Estolur, HSF, and MSF Argentina to maintain its respective shareholdings in each such company at the minimum levels specified above.

         Section 2.7 Section 3.04(b) of the Share Retention, Non-Competition and Put Option Agreement is amended to read as follows:

                  (b) Each of MSF, Estolur, HSF and MSF Argentina shall promptly give written notice to IFC of any request received by it to record a transfer, pledge or other form of disposition by MSF Holding of the shares held by MSF Holding in any of MSF, Estolur, HSF or MSF Argentina and shall, to the extent permitted by law, refuse to make any such registration which is in violation of the provisions of this Agreement.

         Section 2.8 Section 3.05 of the Share Retention, Non-Competition and Put Option Agreement is amended to read as follows:

                           Section 3.05. Further Assurances. (i) MSF Holding
                  undertakes to take all necessary actions to ensure that this Agreement is expressly mentioned in its respective registry of shareholders and/or any other registry whenever so required under the laws of the Bahamas, as the case may be, in order for this Agreement to become fully effective, valid and enforceable against the parties hereto and third parties; and
                  (ii) each of MSF Holding, MSF, Estolur, HSF and MSF Argentina undertakes to take all necessary actions to ensure the prompt and effective implementation of all of the provisions of this Agreement.

         Section 2.9 Section 6.01(b) of the Share Retention, Non-Competition and Put Option Agreement is amended by deleting the reference to "subsection (e)" and replacing it with "subsection (a)."

         Section 2.10 Section 6.02 of the Share Retention, Non-Competition and Put Option Agreement is amended to read as follows:

                  Section 6.02. MSF Holding as Agent for Communication. (a) So long as any amounts are due and payable to IFC under any of the Transaction Documents, and so long as IFC holds shares in the voting capital of MSF Holding, any notice, request or other communication to be given by IFC to MSF, Estolur, HSF or MSF Argentina under the terms of this Agreement and each Transaction Document may, at the option of IFC and without prejudice to its right to communicate directly with MSF, Estolur, HSF or MSF Argentina, be addressed to MSF Holding, as agent, which is hereby irrevocably authorized and directed by MSF, Estolur, HSF and MSF Argentina to act as agent for it in such matter, and MSF Holding hereby accepts such appointment.

                  (b) Each of MSF, Estolur, HSF and MSF Argentina hereby irrevocably appoint MSF Holding to act as its agent to give any notice, request or other communication to be given by MSF, Estolur, HSF and MSF Argentina under the terms of this Agreement and each Transaction Document, and MSF Holding accepts such appointment.

         Section 2.11 Section 6.03 of the Share Retention, Non-Competition and Put Option Agreement is amended to delete the addresses for notices to DVI and substitute therefor the following:

                  DVI Inc.
                  500 Hyde Park
                  Doylestown, PA 18901

                  Attention:  Controller Latin America

                  Facsimile:  (215) 230-5328


and to delete the address for notice to the Co-Borrowers and substitute therefor the following:

                  c/o DVI Inc.
                  500 Hyde Park
                  Doylestown, PA 18901

                  Attention:  Controller Latin America

                  Facsimile:  (215) 230-5328


                                   ARTICLE III

                                  MISCELLANEOUS

         Section 3.1 All capitalized terms used in this Amendment (including the preamble and recitals) and not otherwise defined herein shall have the meanings given such terms in the Share Retention, Non-Competition and Put Option Agreement, as amended by this Amendment, or in the Investment Agreement.

         Section 3.2 (a) All references in the Share Retention, Non-Competition and Put Option Agreement to "this Agreement", "herein", "hereof", "hereunder", "hereto" or expressions of like meaning shall be references to the Share Retention, Non-Competition and Put Option Agreement, as amended by this Amendment; and

         (b) except as amended hereby, the Share Retention, Non-Competition and Put Option Agreement shall remain in full force and effect.

         Section 3.3 Each of DVI and the Co-Borrowers hereby restates, as if set forth herein at length, and confirms, as of the date hereof, the representations and warranties made by it in Sections 2.01 and 2.02 of the Share Retention, Non-Competition and Put Option Agreement, as amended by this Amendment.

         Section 3.4 DVI and the Co-Borrowers shall pay to IFC or as IFC may direct the reasonable fees and expenses of IFC's counsel in New York and elsewhere incurred in connection with (i) the preparation and/or review, execution and, where appropriate, translation and registration of this Amendment, and any other documents related to this Amendment; and (ii) the giving of any legal opinions required by IFC in connection herewith.

         Section 3.5 This Amendment is governed by, and shall be construed in accordance with, the laws of the State of New York, United States of America.

         Section 3.6 This Amendment may be executed in several counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties to this Amendment have caused this Amendment to be duly executed as of the date first above written.


                                     DVI, INC.



                                     By: ___________________________
                                           Name:
                                           Authorized Representative



                                     MSF HOLDING LTD.



                                     By: ___________________________
                                           Name:
                                           Authorized Representative



                                     MEDICAL SYSTEMS FINANCE S.A.



                                     By: _____________________________
                                           Name:
                                           Authorized Representative

                                     ESTOLUR S.A.



                                     By: ___________________________
                                           Name:
                                           Authorized Representative



                                     HEALTHCARE SYSTEMS FINANCE S.A.



                                     By: _________________________________
                                           Name:
                                           Authorized Representative



                                     SISTEMAS FINANCIEROS S.A.



                                     By: _____________________
                                           Name:
                                           Authorized Representative



                                     INTERNATIONAL FINANCE CORPORATION



                                     By: _____________________________________
                                           Name:
                                           Authorized Representative